UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

CORTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2015, Cortex Pharmaceuticals, Inc. (the “Company”) entered into a Second Amended and Restated Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with various accredited investors (each, a “Purchaser”), pursuant to which the Company sold units for aggregate cash consideration of $721,180, with each unit consisting of (i) one share of the Company’s Common Stock, par value $0.001 (“Common Stock”), and (ii) one Warrant to purchase two additional shares of Common Stock (each a “Warrant” and collectively, the “Warrants”). This financing represents the initial closing on a private placement of up to $3,000,000 (the “Private Placement”). One or more additional tranches in the Private Placement may close prior to the Final Termination Date of December 31, 2015. The price per unit in the initial closing of the Private Placement was $0.02103 per unit (the “Per Unit Price”). The Warrants are exercisable until 5:00 p.m. on September 30, 2020 and may be exercised at the Per Unit Price of $0.02103 for each share of Common Stock to be acquired upon exercise. The Purchasers consisted of non-affiliated investors, other than James S. J. Manuso, the recently appointed President and Chief Executive Officer of the Company, who invested $250,000 in the Private Placement. A press release announcing the closing is attached to this Current Report on Form 8-K as Exhibit 99.1.

In the case of an Acquisition (as defined in the Purchase Agreement) in which the Company is not the surviving entity, the holder of the Warrant would receive from any surviving entity or successor to the Company, in exchange for the Warrant, a new warrant from the surviving entity or successor to the Company, substantially in the form of the existing Warrant and with an exercise price adjusted to reflect the nearest equivalent exercise price of common stock (or other applicable equity interest) of the surviving entity that would reflect the economic value of the Warrant, but in the surviving entity.

Placement agent fees, brokerage commissions, finder’s fees or similar payments were made in the form of cash and warrants to qualified referral sources in connection with the sale of the shares of Common Stock and Warrants. The fees paid to such referral sources in cash totaled 6.5% of the aggregate amount paid for the units sold. The fees paid in warrants to such referral sources (“Placement Agent Warrants”), are warrants for that number of shares equal to 6.5% of the number of shares of Common Stock issued as part of the units, but not the shares underlying the Warrants. The Placement Agent Warrants are exercisable until September 30, 2020 at the Per Unit Price. The Placement Agent Warrants have a cashless exercise provision.

The shares of Common Stock and Warrants were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as provided in Rule 506(b) of Regulation D promulgated thereunder. None of the shares of Common Stock issued as part of the units, the Warrants, the Common Stock issuable upon exercise of the Warrants, the Placement Agent Warrants or the shares of Common Stock issuable upon exercise of the Placement Agent Warrants have been registered under the Securities Act or any other applicable securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act.

This description of the Purchase Agreement and the form of Warrant does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement (including the Form of Warrant attached as Exhibit A thereto), a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The Purchasers of shares of Common Stock and Warrants sold in the Private Placement made representations to the Company that they met the accredited investor definition of Rule 501 of the Securities Act, and the Company relied on such representations. The offer and sale of the shares of Common Stock and Warrants in the Private Placement were made in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act as provided in Rule 506(b) of Regulation D promulgated thereunder. The offering of the shares of Common Stock and Warrants in the Private Placement were not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by any investor in connection with the offering. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

A list of exhibits required to be filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

Cautionary Statement

Statements in this report that are “forward-looking statements” within the meaning of the federal securities laws, including the Company’s expectations and beliefs about its recording of revenue and the effects of any misreporting on its financial statements, are based on currently available information. Terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. These forward-looking are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities in 2015 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks include the risks referenced in the Company’s current Annual Report on Form 10-K or as may be described from time to time in the Company’s subsequent SEC filings; and such factors are incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2015	CORTEX PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ James S. J. Manuso
James S. J. Manuso
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Form of Purchase Agreement (including the Form of Warrant).

99.1	Press Release dated August 31, 2015.